UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   June 15, 2007

Appliance Recycling Centers of America, Inc.

(Exact name of registrant as specified in its charter)

Minnesota	000-19621	41-1454591
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

7400 Excelsior Blvd., Minneapolis, MN		55426-4517
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code   (952) 930-9000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01:                                      ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On June 15, 2007, Appliance Recycling Centers of America, Inc. (ARCA) issued a press release announcing that its Canadian subsidiary, ARCA Canada Inc., has been awarded a multi-year contract of up to $40 million ($44 million Canadian) to recycle older, inefficient but working refrigerators, freezers and room air conditioners by the Ontario Power Authority (OPA).

A copy of the agreement and press release are furnished as exhibits to this report.

ITEM 9.01:  FINANCIAL STATEMENTS AND EXHIBITS

(c)           Exhibits

Exhibit
Number	Description

10.1	Agreement dated 6/15/2007 between the Ontario Power Authority and the Company.

99.1	Press Release dated June 15, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APPLIANCE RECYCLING CENTERS OF AMERICA, INC.

Date: June 19, 2007	/s/ Patrick J. Winters

Patrick J. Winters, Controller